[PHOTO OMITTED]

The
Gabelli
Global
Opportunity
Fund

                                                            THIRD QUARTER REPORT
                                                              SEPTEMBER 30, 1998

                               [GRAPHIC OMITTED]

The
Gabelli Global Opportunity Fund

Third Quarter Report
September 30, 1998

                                                                [PHOTOS OMITTED]

                                                Marc J. Gabelli and Caesar Bryan
                                                              Portfolio Managers

To Our Shareholders,

      Welcome to the third quarter report for the newest member of the Gabelli Family of mutual funds, The Gabelli Global Opportunity Fund. First and foremost, we want to thank you for your investment in this exciting new Fund. We are taking the Gabelli value investment philosophy around the globe in search of outstanding investment opportunities.

      Our cautious and conservative approach towards equity markets enabled The Gabelli Global Opportunity Fund to avoid fully participating in the downturn of equity markets during the third quarter of 1998. Although we were unable to anticipate the severity of the decline in the world's equity markets, the Fund's holdings in government bonds and cash helped to offset some of the fall in equity prices.

Our Investment Objective

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. The Fund's primary objective is capital appreciation. Marc Gabelli and Caesar Bryan will be responsible for the day-to-day management of the Gabelli Global Opportunity Fund. Currently, Marc Gabelli is Portfolio Manager for the Gabelli Global Interactive Couch Potato(R) Fund. Caesar Bryan is Portfolio Manager of the Gabelli International Growth and Gold Funds.

Investment Performance

      For the third quarter ended September 30, 1998, The Gabelli Global Opportunity Fund's (the "Fund") net asset value declined 5.4%. The Lipper Analytical Services Global Fund Average and Morgan Stanley World Free Index of global markets declined 14.7% and 12.3%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. Since inception on May 11, 1998 through September 30, 1998, the Fund declined 3.2%. The Lipper Global Fund Average and Morgan Stanley World Free Index declined 15.6% and 11.8%, respectively, over the same period.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                           Quarter
                               --------------------------------
                               1st        2nd       3rd     4th    Year
                               ---        ---       ---     ---    ----
1998: Net Asset Value ......    --     $10.23      $9.68     --     --
      Total Return .........    --       2.3%(b)   (5.4)%    --     --
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of September 30, 1998. The geographic allo cation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

   [The following table was depicted as a pie chart in the printed material.]

                    HOLDINGS BY GEOGRAPHIC REGION - 9/30/98

                              United States   28.4%
                              Europe          22.0%
                              Canada           2.1%
                              Japan            2.0%
                              South Africa     1.5%
                              Cash             9.9%
                              Gov't Bonds     34.1%

COMMENTARY

      The third quarter saw quite an unusual swing among equity investors from near euphoria to despair. And all of this occurred in about two months. So what happened? Put simply, it appears that the emerging market crisis, which had been largely limited to very far away places, finally moved a little closer to home. For European equity investors, that meant Russia. During the middle of August, the Russian economic crisis became front page news as the country defaulted on its debt and devalued the ruble. Markets were shocked because investors felt that Russia would not be permitted to fail.

      The emerging market contagion then spread to South America, with Brazil under the spotlight. This unnerved American investors due to South America's close economic links to the U.S. On top of this came the disclosure that Long Term Capital Management, a very large hedge fund based in Greenwich, Connecticut, had effectively gone bust. What shocked investors about this disclosure was that the hedge fund was so heavily leveraged and that no less than eight foreign government owned agencies were investors in the Fund. So far, only the central bank of Italy has gone public and admitted to having been involved. So much for prudent central banking. As other investment portfolios found trouble, credit spreads between Treasuries and other fixed income securities widened significantly.

      While all of this was occurring, equity markets weakened considerably. Very few markets or sectors were spared. In general, those markets that had performed best recently suffered most while some of the Far East markets that had already been very hard hit held up quite well. With investor fears focused on recession, economically sensitive sectors did particularly poorly and, of course, financial stocks, especially banks, fell sharply.

      The Chairman of the Federal Reserve Board, Alan Greenspan, appears to be fully aware of the stress within the financial system and lowered the Federal Funds rate by 25 basis points to 5.25% at the end of September. This was followed by another reduction by the same amount in early October. Other major countries, such as Japan and the United Kingdom, also have reduced interest rates. During this period, bond yields in most markets have fallen significantly as investors have sought less risky investments and inflationary expectations have been reduced. For example, German 10 year government bond yields fell from 4.78% at the end of June to 3.83% by the end of September 1998. This represents a major move.

      One of the causes of stress among emerging markets has been the strong dollar. However, the dollar weakened following the Federal Reserve Board's interest rate cuts. This should help many emerging countries service their debt. Indeed, the dollar's recent decline against the yen was as rapid as anything most veteran currency traders had ever witnessed. The chronic weakness of the Japanese banking system is now getting the full attention of the government authorities who have finally put a credible plan for solving the problem in place. Still, the Japanese economy is contracting at an annual rate of about 4.0% and further action by the government is required.

      Equity market valuations should continue to be supported by historic low bond yields. However, investors have become very concerned about corporate earnings growth over the next year. This concern has resulted in a rise in the equity risk premium. Our strategy is to remain focused on high quality businesses, which are fairly valued and have financial strength. We look to avoid companies that have little or no pricing power.

Strategic Vision

      We believe companies directly involved in the telecommunications revolution (telecom service providers, cable television operators and communications equipment manufacturers) have good short and intermediate term growth prospects even in this uncertain global economic environment. Modern telecommunications systems are the most essential element for competing effectively on the global economic stage. Capital investment in these systems is not an option. It is a requirement for economic survival in the information age.

      More economically sensitive media businesses such as broadcasting, recorded music and publishing will have a more difficult time growing earnings over the short term if Asian economies continue to contract, Latin American economies prove vulnerable and U.S. and European economies slow. However, we believe we will continue to see consolidation in these media sectors as companies jockey for domestic and global market share.

      We are not macroeconomists nor market timers. We are stock pickers with a long term perspective. Consequently, we will continue to focus our attention on what we believe are the best companies with the best long term growth prospects across the media industry spectrum.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of September 30, 1998.

Citizens Utilities Co. (CZN - $8.125 - NYSE) provides telecommunications services and public services to approximately 1.8 million customers in 21 states. Citizens owns 83% of Electric Lightwave (ELIX - $8.50 - Nasdaq) and has a significant investment in Centennial Cellular Corp. (CYCL - $32.00 - Nasdaq). In May, management authorized the separation of Citizen's telecommunications businesses and public services businesses into two stand-alone, publicly traded companies. Upon separation, the new company's telecommunications business will include Citizen's stake in Electric Lightwave, as well as its interest in Centennial Cellular, D&E Communications, Hungarian Telephone & Cable, cable television and other telecom businesses. The company's public services businesses, consisting of natural gas distribution, electric distribution, water distribution and wastewater treatment facilities in 10 states, will continue to trade as Citizens Utilities. This restructuring will be facilitated by the $215 million in cash the company should receive from its 16% stake in Centennial Cellular Corp. when Centennial's planned sale to Welsh, Carson, Anderson & Stowe VIII, L.P. is concluded.

Compagnie Financiere Richemont AG (RIFZ.S - $1,278.61 - Zurich Stock Exchange) is a Swiss-based holding company which exercises financial and operational control over companies operating primarily in the fields of tobacco and luxury goods. Richemont's interests in the tobacco industry are held through Rothmans International and three of the Group's trademarks: Rothmans, Dunhill and Peter Stuyvesant are among the top fifteen cigarette brands in the world. Through its luxury goods subsidiary, Richemont controls a portfolio of leading luxury goods brands including Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. Recently, the company sold its pay television company, Nethold, to Canal + for a 15% stake in Canal +. We believe this was an excellent transaction and shows management's ability to create value.

Novartis AG (NOVZN.S - $1,602.96 - Zurich Stock Exchange) is one of the world's largest pharmaceutical companies and was created by the merger of two of Europe's dominant pharmaceutical companies, Ciba Geigy and Sandoz, both of which were headquartered in Basel, Switzerland. Apart from pharmaceuticals, the merged company has a strong position in agribusiness and nutrition. Ciba Specialty Chemicals, with sales of nearly $5 billion, was recently spun-off to shareholders as the new company concentrates on its core divisions. Novartis has a number of new drugs in development that have excellent sales potential and we believe management will continue to reduce costs.

Schlumberger Ltd. (SLB - $50.3125 - NYSE) is the leading provider of engineering and technical services to the oil and gas industry. The company is the industry leader in terms of research and development. The Oil Field Services segment includes wireline and testing, cementing and stimulation, pumping, drill fluids, marine and land seismic surveys, contract drilling, directional drilling and measurement-while-drilling. The Measurement and Systems segment includes meters and instruments and automatic test equipment. The acquisition of Camco International in a transaction valued at $2.2 billion has been completed.

Telephone and Data Systems Inc. (TDS - $34.875 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 2.8 million customers in 35 states. The company was active in the PCS auctions and was the high bidder in markets with a combined population of 27 million. TDS owns 81.1% of United States Cellular Corp. (USM - $29.8125 - AMEX) and 82.4% of Aerial Communications (AERL - $3.6875 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas encompassing approximately 27.6 million population equivalents. The transfer of substantially all of the assets of subsidiary American Paging to TSR Wireless Holdings has been completed.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Opportunity Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

In Conclusion

      As the Fund's current asset allocation indicates, we are favorably disposed to the U.S. and European equity markets and quite wary of the Far East including Japan. We expect continued volatility in global stock markets, but believe this volatility will present the kind of long term investment opportunities we seek.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). Please call us during the business day for further information. We thank you for your commitment and as always, pledge our best efforts on your behalf.

                                   Sincerely,


                   /s/ Marc J. Gabelli           /s/ Caesar Bryan

                   Marc J. Gabelli               Caesar Bryan
                   Portfolio Manager             Portfolio Manager

October 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1998
                               ------------------

Vivendi                                 Nippon Telegraph & Telephone
Citizens Utilities Co.                  Seagram Co. Ltd.
Compagnie Financiere Richemont AG       TCI/Liberty Media Group
Telephone and Data Systems Inc.         Novartis AG
Schlumberger Ltd.                       Audiofina
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Opportunity Fund
Portfolio of Investments -- September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Market
   Shares                                                         Value
   ------                                                         -----
             COMMON STOCKS - 57.8%
             Advertising - 0.8%
    1,475    Young & Rubicam Inc.+ .................           $    41,853
                                                               -----------
             Automotive - 1.0%
      900    General Motors Corp. ..................                49,219
                                                               -----------
             Broadcasting - 6.1%
    1,500    Audiofina .............................                63,062
      225    Canal Plus ............................                54,636
    1,100    Comcast Corp., Cl. A ..................                51,288
    3,700    Granada Group plc .....................                46,530
      250    NRJ SA ................................                40,590
      275    Pathe SA ..............................                51,518
                                                               -----------
                                                                   307,624
                                                               -----------
             Business Services - 2.1%
      530    Vivendi ...............................               105,531
                                                               -----------
             Cable - 3.2%
    1,100    MediaOne Group Inc. ...................                48,881
    1,400    NTL Inc.+ .............................                60,200
    1,200    TCI Ventures Group, Cl. A+ ............                21,525
    1,500    Tele-Communications
               International Inc., Cl. A+ ..........                31,125
                                                               -----------
                                                                   161,731
                                                               -----------
             Conglomerates - 0.4%
      300    Invik & Co. AB, B Free ................                21,635
                                                               -----------
             Consumer Products - 4.9%
      200    Christian Dior SA .....................                16,058
       70    Compagnie Financiere Richemont AG .....                89,503
    1,450    Fortune Brands Inc. ...................                42,956
    3,400    Reckitt & Colman plc ..................                50,297
    5,600    Unilever NV ...........................                47,916
                                                               -----------
                                                                   246,730
                                                               -----------
             Diversified Industrial - 2.2%
      550    Deutsche Babcock AG + .................                28,959
    1,125    Indus Holding AG ......................                43,079
      300    Oerlikon-Buhrle Holding AG ............                34,999
                                                               -----------
                                                                   107,037
                                                               -----------
             Energy - 2.8%
      700    British Petroleum Co. plc, ADR ........                61,075
    1,550    Schlumberger Ltd. .....................                77,984
                                                               -----------
                                                                   139,059
                                                               -----------
             Entertainment - 2.6%
    1,900    Tele-Communications Inc./
               Liberty Media Group, Cl. A+ .........                69,706
    3,000    USA Networks Inc. .....................                58,313
                                                               -----------
                                                                   128,019
                                                               -----------
             Financial Services - 4.9%
    1,000    Federal Home Loan Mortgage Corp. ......                49,625
    1,000    Mellon Bank Corp. .....................                55,063
      600    Morgan (J.P.) & Co. ...................                50,775
    1,900    Pioneer Group Inc. ....................                31,350
    2,000    Schroders plc .........................                32,798
    3,000    Skandinaviska Enskilda Banken, Cl. A ..                26,230
                                                               -----------
                                                                   245,841
                                                               -----------
             Food and Beverage - 2.8%
    2,500    Seagram Co. Ltd. ......................                71,719
       25    Nestle SA .............................                49,736
    1,100    Whitman Corp. .........................                17,531
                                                               -----------
                                                                   138,986
                                                               -----------
             Global Entertainment - 1.5%
    4,000    EMI Group plc .........................                24,726
      900    PolyGram NV, ADR ......................                51,075
                                                               -----------
                                                                    75,801
                                                               -----------
             Health Care - 1.9%
       40    Novartis AG ...........................                64,118
        3    Roche Holding AG ......................                32,290
                                                               -----------
                                                                    96,408
                                                               -----------
             Hotels and Gaming - 1.1%
    3,250    Mirage Resorts Inc. + .................                54,438
                                                               -----------
             Metals and Mining - 5.1%
    1,500    Anglogold Ltd. ........................                40,313
    4,000    Freeport-McMoRan Copper & Gold Inc.,
               Cl. B ...............................                47,500
    8,300    Harmony Gold Mining Ltd.+ .............                40,771
    1,500    Newmont Mining Corp. ..................                36,375
    2,500    Placer Dome Inc. ......................                34,531
    1,800    Stillwater Mining Co. + ...............                56,813
                                                               -----------
                                                                   256,303
                                                               -----------
             Publishing - 2.2%
    5,200    Independent Newspapers plc ............                18,778
      600    McGraw-Hill Companies Inc. ............                47,550
      800    Times Mirror Co., Cl. A ...............                42,500
                                                               -----------
                                                                   108,828
                                                               -----------
             Telecommunications - 7.6%
   11,900    Cable & Wireless plc, ADR .............                51,538
    2,090    Citizens Utilities Co., Cl. B+ ........                98,232
    5,500    Electric Lightwave Inc. + .............                46,750
      300    Global Crossing Ltd. + ................                 6,263
        5    Japan Telecom Co. Ltd. ................                30,120
       10    Nippon Telegraph & Telephone Corp. ....                73,097
    5,500    Societe Europeenne de
               Communication SA ....................                26,515
    4,000    Viatel Inc.+ ..........................                42,500
                                                               -----------
                                                                   375,015
                                                               -----------

The Gabelli Global Opportunity Fund
Portfolio of Investments (Continued) -- September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Market
   Shares                                                         Value
   ------                                                         -----
             Utilities - 0.5%
    1,600    Florida Public Utilities Co. ..........           $    24,400
                                                               -----------
             Wireless Communications - 4.1%
    1,100    Cellular Communications International
               Inc.+ ...............................                59,675
    1,500    Omnipoint Corp.+ ......................                11,156
    2,300    Telephone and Data Systems Inc. .......                80,213
    2,700    Vanguard Cellular Systems Inc.,
               Cl. A+ ..............................                51,300
                                                               -----------
                                                                   202,344
                                                               -----------
             TOTAL COMMON STOCKS ...................             2,886,802
                                                               -----------
Principal
  Amount
  ------
             U.S. GOVERNMENT OBLIGATIONS - 19.5%
$ 513,000    U.S. Treasury Bills, 4.43% to 5.01% ++,
               due 10/22/98 to 12/24/98 ............               509,579
  400,000    U.S. Treasury Bonds, 6.13%,
               due 11/15/27 ........................               461,125
                                                               -----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS .....               970,704
                                                               -----------
             FOREIGN GOVERNMENT OBLIGATIONS - 26.0%
             French Government Obligations - 4.9%
1,000,000(a) France OAT, 8.50%, due 10/25/08........               242,935
                                                               -----------
             German Government Obligations - 6.1%
  475,000(b) Deutschland Republic, 4.75%,
               due 07/04/08 ........................               303,612
                                                               -----------
             U.K. Government Obligations - 15.0%
  375,000(c) U. K. Treasury Bonds, 5.71% to 5.93%,
               due 12/07/07 ........................               750,989
                                                               -----------
             TOTAL FOREIGN GOVERNMENT
               OBLIGATIONS .........................             1,297,536
                                                               -----------
             TOTAL INVESTMENTS - 103.3%
               (Cost $5,422,735) ...................             5,155,042
             Other Assets and
               Liabilities (Net) - (3.3)% ..........              (166,434)
                                                               -----------
             NET ASSETS - 100.0%
               (514,890 shares outstanding).........           $ 4,988,608
                                                               ===========

             NET ASSET VALUE,
               Offering and Redemption
               Price Per Share......................           $      9.69
                                                               ===========

                                                                Net Unrealized
Principal                                           Settlement   Appreciation/
  Amount                                               Date     (Depreciation)
  ------                                               ----     --------------
             FORWARD FOREIGN EXCHANGE CONTRACTS
2,303,061(a) Deliver French Francs in exchange for
               USD 412,602.......................... 10/30/98       $1,510
  208,566(d) Deliver Swedish Kronas in exchange
               for USD 26,621....................... 10/01/98       $   39
  175,102(e) Deliver Swiss Francs in exchange
               for USD 126,490...................... 10/01/98       $  254
8,596,809(f) Deliver Japanese Yen
               in exchange for USD 63,156........... 10/02/98       $ (135)
----------
(a)    Principal amount denoted in French Francs.
(b)    Principal amount denoted in German Marks.
(c)    Principal amount denoted in British Pounds.
(d)    Principal amount denoted in Swedish Kronas.
(e)    Principal amount denoted in Swiss Francs.
(f)    Principal amount denoted in Japanese Yen.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.

                        Gabelli Global Series Funds, Inc.
                       The Gabelli Global Opportunity Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                       Karl Otto Pohl
Chairman and Chief                          Former President
Investment Officer                          Deutsche Bundesbank
Gabelli Funds, Inc.
                                            Werner J. Roeder, MD
Felix J. Christiana                         Director of Surgery
Former Senior Vice President                Lawrence Hospital
Dollar Dry Dock Savings Bank
                                            Anthonie C. van Ekris
Anthony J. Colavita                         Managing DIrector
Attorney-at-Law                             BALMAC International, Inc.
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                       Marc J. Gabelli
President and Chief                         Portfolio Manager
Investment Officer

Caesar Bryan                                Bruce N. Alpert
Portfolio Manager                           Vice President and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompa nied by an effective prospectus.
--------------------------------------------------------------------------------